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                                                                  Exhibit 10.1.4
                                                               Loan No. ML0883T1




                              SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of June 29, 2001, by GLOBE TELECOMMUNICATIONS, INC, a corporation formed and existing under the laws of the State of Georgia ("Globe"), having its place of business (or chief executive office if more than one place of business) located at 30 South Court Square, Newnan, Georgia 30263, whose taxpayer identification number is 58-1501296, INTERSTATE TELEPHONE COMPANY, a corporation formed and existing under the laws of the State of Georgia ("Inter-Tel"), having its place of business (or chief executive office if more than one place of business) located at 415 Gilmer Avenue, Lanett, AL 36863, whose taxpayer identification number is 58-0300280 and VALLEY TELEPHONE CO., INC., a corporation formed and existing under the laws of the State of Alabama ("Valley"; each of Valley, Globe and Inter-Tel, a "Debtor"; collectively, the "Debtors"), having its place of business (or chief executive office if more than one place of business) located at 415 Gilmer Avenue, Lanett, AL 36863, whose taxpayer identification number is 64-0418786 in favor of COBANK, ACB ("Secured Party"), whose mailing address is 5500 South Quebec Street, Greenwood Village, Colorado 80111, and whose taxpayer identification number is 84-1286705. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the MLA (as defined in Section 2).

      SECTION 1. Grant of Security Interest. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtors hereby grant to Secured Party a first superior continuing security interest in all of Debtors' estate, right, title and interest in and to the following property, wherever located and whether now existing or hereafter arising or acquired, together with all increases, substitutions, replacements, attachments, accessions and additions thereto, and all products and proceeds thereof, including, without limitation, the proceeds of any insurance policies covering any of the foregoing:


      accounts (including, without limitation, all right to payment for the provision of wireless and related communications services and wireless and related equipment sales and leasing), whether or not earned by performance, and all guaranties, security and instruments therefor, and all goods and rights represented thereby or arising therefrom, including the rights of stoppage in transit, replevin and reclamation; inventory and supplies (including, without limitation, returned or repossessed goods); chattel paper (including, without limitation, electronic chattel paper); instruments; investment property (including, without limitation, certificated and uncertificated securities, security accounts, securities entitlements, margin accounts, commodity contracts and commodity accounts) and letters of credit; documents; fixtures; general intangibles (including, without limitation, payment intangibles, contracts and contract rights (including, without limitation, construction

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Loan No. ML0883T1

      contracts, subscriber contracts, customer service agreements, management agreements, rights-of-ways, easements, pole attachment agreements, transmission capacity agreements and public utility contracts), leases of personal property, choses or things in action, litigation rights and resulting judgments, goodwill, patents, trademarks, service marks and other intellectual property, tax refunds, miscellaneous rights to payment, entitlements and investments, software, computer programs, invoices, books, records and other information relating to or arising out of Debtors' business, and, to the extent permitted by law, all licenses and permits issued by any federal or state governmental body or regulatory authority, including, without limitation, any license issued by the Federal Communications Commission (the "FCC") or any PUC); equipment (including, without limitation, telecommunications and radio transmitting and receiving equipment, antennae, towers, microwave communication equipment, machinery, computers, parts, tools, implements, poles, posts, cross-arms, conduits, ducts, lines (whether underground or overhead or otherwise), wires, cables, exchanges, CODECs, switches (including, without limitation, host switches and remote switches), testboards, amplifiers, racks, frames, motors, generators, batteries, items of central office equipment, pay-stations, protectors, subscriber equipment, instruments, connections and appliances used, useful or acquired for use in the business of Debtors or the operation of Debtors' properties); and, to the extent not covered by the above, all other personal property of Debtors of every type and description, including, without limitation, interests or claims in or under any policy of insurance, tort claims, deposits, deposit accounts, collection accounts, money, and judgments; provided, however,
                                                           --------  -------
      that no security interest is granted in (a) Debtors' licenses, permits, leases, franchises, privileges, permissions and grants which by their terms or by reason of applicable law would become void or voidable if a security interest therein were granted or if the granting of a security interest therein would violate any law, rule, regulation or order of any governmental body or regulatory authority or (b) the capital stock or other securities of Knology Broadband, Inc. held or owned by Valley (collectively, the "Collateral").

Where applicable, and to the extent not otherwise defined herein, all terms used herein shall have the same meaning as set forth in the Uniform Commercial Code in effect in the State of Colorado, as amended from time to time (the "UCC").

Any of the foregoing terms which are defined in the UCC shall have the meaning provided in the UCC, as amended and in effect from time to time, as supplemented and expanded by the foregoing. For avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the foregoing grant

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Loan No. ML0883T1

is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

The security interests are granted as security only and shall not subject Secured Party to, or transfer to Secured Party, or in any way affect or modify, any obligation or liability of Debtors with respect to any of the Collateral or any transaction in connection therewith. Debtors will perform and comply in all material respects with all of their respective obligations in respect of the Collateral, including, without limitation, accounts, contracts, leases and other general intangibles, and the exercise by Secured Party of any of its rights hereunder shall not release Debtors from any of their respective duties or obligations. Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2. Obligations. The grant of the security interest hereunder shall secure the following obligations (the "Obligations"): (i) the payment and performance of all obligations of Debtors, whether now existing or hereafter arising, under that certain Master Loan Agreement, dated as of even date herewith, by and between Debtors and Secured Party (as the same may be amended, modified, supplemented, extended or restated from time to time, the "MLA"), and all other Loan Documents to which any Debtor is a party, including, without limitation, (a) that certain First Supplement to the Master Loan Agreement, dated as of even date herewith, as the same may be amended, supplemented, extended or restated from time to time and (b) that certain Promissory Note, dated as of even date herewith, made by Debtors to Secured Party, in the principal face amount of $40,000,000 (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Note"); and (ii) the payment of all other indebtedness and the performance of all other obligations of Debtors to Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties.

      SECTION 3. Representations and Warranties. Each Debtor represents and warrants to Secured Party on the date hereof that the following statements are true, correct and complete:

      (A) Title to Collateral. Debtors have good and marketable title to the Collateral, free of all adverse claims, interests, liens or encumbrances, other than those permitted pursuant to Section 8(B) of the MLA. The security interest created under this Security Agreement constitutes a valid and perfected security interest in the Collateral, prior to all other liens and rights of others therein, except as permitted pursuant to Section 8(B) of the MLA, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

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Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

      (B) Validity of Security Agreement; Authority. This Security Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, subject only to limitations on enforceability imposed by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (ii) general equitable principles. Debtor has the power and authority to execute, deliver, perform its obligations under, and to grant the security interest provided for, in this Security Agreement and the other Loan Documents, and has taken all necessary action to authorize the execution, delivery and performance of, and grant of a security interest pursuant to, this Security Agreement and the other Loan Documents.

      (C) Location of Debtor; Tax Identification Number. Debtors' places of business (or chief executive office if more than one place of business) are located at the addresses shown above, and Debtors' tax identification numbers are as shown above.

      (D) Location of Collateral. All locations at which the Collateral is located are specified on Schedule A attached hereto and made a part hereof.
                         ----------

      (E) Name, Identity, and Structure. During the past five (5) years, Debtors' businesses have not been conducted under any name other than Debtors' names as set forth above, nor have they changed their structure through incorporation, merger, consolidation, joint venture or otherwise or purchased all or substantially all of the assets of any person or entity.

      (F) Insurance. The Collateral currently is insured consistent with the requirements of the MLA.

      (G) Taxes, Levies, Etc. Debtors have filed or caused to be filed all federal, state and local tax returns that are required to be filed, and have paid and shall continue to pay when due all taxes as shown on such returns.

      (H) Condition of Collateral. All Collateral and each and every part and parcel thereof necessary to or useful in the proper conduct of Debtors' businesses is in good repair, working order and condition, ordinary wear and tear excepted.

      SECTION 4.  Covenants.  Debtors will comply with all covenants in this
Section 4, unless Debtors have received the written consent of Secured Party:

      (A) Title to Collateral. Debtors shall not create or permit the existence of claims, interests, liens, or other encumbrances against any of their respective Collateral not permitted pursuant to Section 8(B) of the MLA. Debtors shall provide prompt written notice to Secured Party of any future claims, interests, liens or encumbrances against any of the Collateral, and shall defend diligently Debtors' and Secured Party's interests (including the priority of such interests) in all Collateral.

      (B) Change in Location, Name, Etc. Debtors agree not to (i) change the location of their places of business or chief executive offices; (ii) keep or hold any Collateral or any records related thereto at any location other than the locations described on Schedule A; or (iii) change
                           ----------

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Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

their names, identities, or employer identification numbers, unless they shall have given Secured Party thirty (30) days' prior written notice of their intention to take any action described in clauses (i) through (iii), and executed and delivered to Secured Party all financing statements and financing statement amendments which Secured Party may request in connection therewith and, if requested by Secured Party, prior to the date on which Debtors propose to take any such action, Debtors will, at their own cost and expense, cause to be delivered to Secured Party an opinion of counsel, in form and content satisfactory to Secured Party, as to the continued perfection and priority of the security interests created hereunder.

      (C) Change in Structure. Debtors agree not to change their structure in any manner except as permitted pursuant to the MLA and, if requested by Secured Party, prior to the date on which Debtors propose to take any such action, Debtors will, at their own cost and expense, cause to be delivered to Secured Party an opinion of counsel, in form and content satisfactory to Secured Party, as to the continued perfection and priority of the security interests created hereunder. Debtors shall give Secured Party thirty (30) days' prior written notice of their intention to take any action described in this Section 4(C).

      (D) Further Assurances. Upon the request of Secured Party, Debtors shall do all acts and things as Secured Party may from time to time deem necessary or advisable to enable it to perfect, maintain and continue the perfection and priority of the security interest of Secured Party in the Collateral, or to facilitate the exercise by Secured Party of any rights or remedies granted to Secured Party hereunder or provided by law. Without limiting the foregoing, Debtors agree to execute, in form and substance satisfactory to Secured Party, such financing statements, continuation statements, amendments thereto, supplemental agreements, assignments, notices of assignments, and other instruments and documents as Secured Party may from time to time request. In addition, in the event the Collateral or any part thereof consists of instruments, documents, chattel paper or money (whether or not proceeds of the Collateral), Debtors shall, upon the request of Secured Party, deliver possession thereof to Secured Party (or to a designee of Secured Party retained for that purpose), together with any appropriate endorsements or assignments or both. Without limiting the generality of the foregoing, Debtors shall take such action as Secured Party may request from time to time to create and perfect a security interest in favor of Secured Party in any and all leases, rights of way, easements, franchises, licenses and permits relating to the location of antennae and other transmission and receiving equipment on the towers or other property of third parties, including, without limitation, using its best efforts in good faith to amend such leases, rights of way, easements, franchises, licenses and permits to allow the creation and perfection of such security interest and obtain the consent of all third parties whose consents may be necessary to the creation and perfection of such security interest. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession, but shall not be required to take any steps necessary to preserve rights against prior parties. All costs and expenses incurred by Secured Party to establish, perfect, maintain, determine the priority of, or release the security interest granted hereunder (including the cost of all filings, recordings, and taxes thereon and the fees and expenses of any designee of Secured Party) shall become part of the Obligations secured hereby and be paid by Debtors on demand.

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Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

      (E) Insurance. Debtors shall maintain such insurance with such insurance companies, in such amounts, and covering such risks, as are at all times required pursuant to the MLA. So long as no Default (as hereinafter defined) has occurred and is continuing hereunder, any and all insurance proceeds due under such policies may be paid solely to Debtors for individual losses not exceeding $25,000 and aggregate annual losses not exceeding $100,000 for application of such proceeds to the repair or replacement of such Collateral, which repaired or replaced Collateral shall continue to be subject to the security interests and liens of Secured Party to the same extent as the destroyed or damaged Collateral.

      (F) Disposition and Use of Collateral by Debtor. Without the prior written consent of Secured Party, Debtors shall not at any time sell, transfer, lease, abandon or otherwise dispose of any Collateral other than in accordance with the provisions of the MLA; provided, however, that no dispositions shall be
                                --------  -------
made if a Default shall have occurred and be continuing hereunder. Debtors shall not use any of the Collateral in any manner which violates any applicable law.

      (G) Receivables. Debtors shall preserve, enforce, and collect all accounts, chattel paper, instruments, documents and general intangibles, whether now owned or hereafter acquired or arising (the "Receivables"), in a diligent fashion and, if a Default shall have occurred and be continuing hereunder, upon the request of Secured Party, Debtors shall execute an agreement in form and content satisfactory to Secured Party by which Debtors shall direct all account debtors and obligors on instruments to make payment to a lock box deposit account under the exclusive control of Secured Party.

      (H) Collateral Maintenance. Maintain and preserve all Collateral and each and every part and parcel thereof that is necessary to or useful in the proper conduct of its business in good repair, working order, and condition, ordinary wear and tear excepted, and make all alterations, replacements, and improvements thereto as may from time to time be necessary in order to ensure that its properties remain in good working order and condition. At Secured Party's request, but not more than once a year, Debtors will furnish to Secured Party a report on the condition of the Collateral prepared by a professional engineer satisfactory to Secured Party.

      (I) Condition of Books and Records. Debtors shall maintain complete, accurate and up-to-date books, records, accounts, and other information relating to all Collateral in such form and in such detail as may be satisfactory to Secured Party, and shall allow Secured Party or its representatives to examine and copy such books, records, accounts and other information upon reasonable notice and during normal business hours, or at such other times as the parties may agree. Debtors shall furnish to Secured Party statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

      (J) Right of Inspection. Debtors shall permit Secured Party or its representatives, upon reasonable notice and during normal business hours or at such other times as the parties may agree, to examine any of Debtors' properties or locations and to discuss Debtor's affairs, finances and accounts with Debtors' officers, directors, employees and independent certified public accountants so that Secured Party or its representatives may confirm, inspect and appraise any of the Collateral.

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Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

      SECTION 5. Default. The breach of or failure to pay or perform any of the Obligations secured hereby in accordance with their respective terms, which breach or failure continues beyond any applicable cure period, the breach of or failure to perform or observe any representation, warranty, covenant or agreement contained in this Security Agreement or the existence of any Event of Default under the MLA shall constitute a "Default" hereunder; provided that any breach of the terms of this Security Agreement which shall also constitute a breach of the MLA shall be subject to the same notice and cure right applicable to such breach under the MLA. Once a Default exists, it shall be deemed to continue, notwithstanding any curative action by Debtors, unless and until Secured Party, in its sole discretion, shall state in writing that the Default no longer exists or has been cured.

      SECTION 6. Rights and Remedies. Upon the occurrence of any Default hereunder, Secured Party may declare all Obligations to be immediately due and payable and proceed against Debtors directly for payment, and, to the extent permitted by applicable law, may exercise any and all rights and remedies of a secured party in the enforcement of its security interest under the UCC, this Security Agreement, or any other Applicable Law. Without limiting the foregoing:

      (A) Disposition of Collateral. Secured Party may sell, lease, or otherwise dispose of all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing thereof, whether by public, judicial or private sale or at any brokers' board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such other terms as may be acceptable to Secured Party, and Secured Party may purchase such Collateral at any public or judicial sale, if such Collateral is of a type customarily sold on a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale. To the extent permitted by law, Debtors hereby specifically waive all rights of redemption, stay or appraisal which they have or may have under any law now existing or hereafter adopted. At any time when advance notice of sale is required, Debtors agree that twenty (20) days' prior written notice shall be reasonable. In connection with the foregoing, Secured Party may:

            (1) require Debtors to assemble the Collateral and all records pertaining thereto and make such Collateral and records available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

            (2) enter the premises of Debtors or premises under Debtors' control and take possession of the Collateral;

            (3) without charge by Debtors, use or occupy the premises of Debtors or premises under Debtors' control, including, without limitation, warehouse and other storage facilities;

            (4) without charge by Debtors, use or sublicense the use of any patent, trademark, service mark, trade name or other intellectual property or technical process used by Debtors in connection with any of the Collateral, (and such use or right of use shall inure to the benefit of all successors, assigns and transferees of Secured Party and their respective successors,

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Loan No. ML0883T1

assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise);

            (5) rely conclusively upon the advice or instructions of any one or more brokers or other experts selected by Secured Party to determine the method or manner of disposition of any of the Collateral and, in such event, any disposition of the Collateral by Secured Party in accordance with such advice or instructions shall be deemed to be commercially reasonable; and

            (6) compromise and settle or sell, assign or transfer or ask, collect, receive or issue any and all claims possessed by Debtors which constitute a portion of the Collateral, all in the name of Debtors.

      (B) Collection of Receivables. Secured Party may, but shall not be obligated to, take all actions reasonable or necessary to preserve, enforce or collect the Receivables, including, without limitation, the right to notify account debtors and obligors on instruments to make direct payment to Secured Party, to permit any extension, compromise or settlement of any of the Receivables for less than face value, or to sue on any Receivable, all without prior notice to Debtors.

      (C) Proceeds. Secured Party may collect and apply all proceeds of the Collateral, and may endorse the name of any Debtor in favor of Secured Party on any and all checks, drafts, money orders, notes, acceptances, or other instruments of the same or a different nature, constituting, evidencing, or relating to the Collateral which may come into the possession of Secured Party. Secured Party may receive and open all mail addressed to any Debtor and remove therefrom any cash or non-cash items of payment constituting proceeds of the Collateral.

      (D) Insurance Adjustments. Secured Party may adjust, settle, and cancel any and all insurance covering any Collateral, endorse the name of any Debtor in favor of Secured Party on any and all checks or drafts drawn by any insurer, whether representing payment for a loss or a return of unearned premium, and execute any and all proofs of claim and other documents or instruments of every kind required by any insurer in connection with any payment by such insurer.

      (E) Appointment of Receiver. Secured Party shall have the right to the appointment of a receiver for the properties and assets of Debtors and Debtors hereby consent to such right and to such appointment and hereby waives any objection Debtors may have thereto and hereby waives the right to have a bond or other security posted by Secured Party or any other person in connection therewith. The net proceeds of any disposition of the Collateral may be applied by Secured Party, after deducting its reasonable expenses incurred in such disposition, including, but not limited to, the reasonable attorneys' fees and legal expenses incurred by the Secured Party, to the extent not prohibited by law to the payment in whole or in part of the Obligations in the manner provided in the MLA. The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and the exercise of any right or remedy or both shall not preclude the exercise of any other rights or remedies, all of which are cumulative and non-exclusive.

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      SECTION 7.  State Regulatory Matters.  Notwithstanding any other provision of this Security Agreement:

      (A) Any foreclosure on, sale, transfer or other disposition of, or the exercise or relinquishment of any right to vote or consent with respect to, any of the Collateral by Secured Party shall, to the extent required, be in conformance with Sections 214 and 310(d) of the Communications Act of 1934, as amended, and the applicable rules and regulations thereunder.

     (B) If a Default shall have occurred and be continuing, Debtors shall take any action which Secured Party may reasonably request in order to transfer or assign, or both, to Secured Party, or to such one or more third parties as Secured Party may designate, or to a combination of the foregoing, any PUC license, permit, certificate or other authorization held by Debtors, subject to the prior approval of any PUC, if required. Alternatively, Secured Party is empowered, to the extent permitted by applicable law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by Secured Party to seek from any PUC consent to an involuntary transfer of control of Debtors or assignment, or both, of each PUC license, permit, certificate or other authorization for the purpose of seeking a bona fide purchaser to whom control of assets used in the provision of telecommunications or related services will ultimately be transferred or assigned. Debtors hereby agree to authorize such an involuntary transfer of control or assignment, or both, upon the request of the receiver so appointed and, if Debtors shall refuse to authorize the transfer, their approval may be required by the court. Upon the occurrence and during the continuance of a Default, Debtors shall further use its best efforts to assist in obtaining approval of any PUC and any other state regulatory bodies, if required, for any action or transactions contemplated by this Security Agreement, including, without limitation, the preparation, execution and filing with any PUC and any other state regulatory bodies of the assignor's or transferor's portion of any application or applications for consent to the assignment of any PUC license or permit or transfer of control necessary or appropriate under the rules and regulations of any PUC or any other state regulatory body for approval or non-opposition of the transfer or assignment of any portion of the Collateral, together with any PUC license, permit, certificate or other authorization.

      (C) Debtors acknowledge that the assignment or transfer of each PUC license, permit, certificate or other authorization (subject to the prior approval of any PUC, if required) is integral to Secured Party's realization of the value of the Collateral, that there is no adequate remedy at law for failure by Debtors to comply with the provisions of this Section 7 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Debtors contained in this Security Agreement, that the agreements contained in this Section 7 may be specifically enforced.

      SECTION 8.  Other Provisions.

      (A) Amendment and Waiver. Without the prior written consent of Secured Party, no amendment or waiver of, or consent to any departure by Debtors from, any provision hereunder shall be effective. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure by

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Secured Party to exercise any remedy hereunder shall be deemed a waiver thereof or of any other remedy hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any remedy on any subsequent occasion.

      (B) Costs and Attorneys' Fees. Except as prohibited by law, if at any time Secured Party employs counsel in connection with the creation, perfection, preservation, or release of the security interest of Secured Party in the Collateral or the enforcement of any of Secured Party's rights or remedies hereunder, all of Secured Party's reasonable attorneys' fees arising from such services and all other reasonable expenses, costs, or charges relating thereto shall become part of the Obligations secured hereby and be paid by Debtors on demand.

      (C) No Obligation to Make Loans. Nothing contained herein or in any financing statement or other collateral document executed or filed in connection herewith shall be construed to obligate Secured Party to make any loan or advance to Debtors, whether pursuant to a commitment or otherwise.

      (D) Performance by Secured Party. Upon the occurrence of a Default hereunder, Secured Party may, at its option and without notice to or demand upon Debtors, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by Secured Party in connection therewith, together with interest thereon at 4% per annum in excess of the highest interest rate applicable to any loan or advance secured hereby, shall become part of the Obligations secured hereby and be paid by Debtors upon demand.

      (E) Indemnification, Etc. Debtors hereby expressly indemnify and hold Secured Party harmless from any and all claims, causes of action, or other proceedings, and from any and all liability, loss, damage, and expense of every nature, arising by reason of Secured Party's enforcement of its rights and remedies hereunder, or by reason of Debtors' failure to comply with any environmental or other law or regulation, other than any such claim, cause of action or other proceeding, liability, loss, damage or expense arising by reason of gross negligence, willful misconduct or violation of law on the part of Secured Party. In any suit, proceeding or action brought by Secured Party under any account for any sum owing thereunder, or to enforce any provisions of any account, Debtors will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or any other obligor thereunder, arising out of a breach by Debtors of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Debtors (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of Secured Party). The obligations of Debtors under this Section 8(E) shall survive the termination of the other provisions of this Security Agreement.

      (F) Power of Attorney. Debtors hereby constitute and appoint Secured Party or Secured Party's designee during the term of any Obligations secured by this Security Agreement as its attorney-in-fact, effective upon the occurrence of a Default, which appointment is an irrevocable, durable agency, coupled with an interest, with full power of substitution. This

                                       10
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Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

power of attorney and mandate is for the purpose of taking, whether in the name of Debtor or in the name of Secured Party, any action which Debtors are obligated to perform hereunder or which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement. The powers conferred upon Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall exercise its power of attorney only upon occurrence of a Default.

      (G) Continuing Effect. This Security Agreement, the security interest of Secured Party, in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until all of the Obligations have been satisfied in full and each of the MLA, First Supplement and the Note have been terminated in accordance with its respective terms.

      (H) Binding Effect. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and its successors and assigns (as permitted by the MLA), and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Security Agreement shall be binding upon and inure to the benefit of Debtors and their successors and assigns; provided, that Debtors may not assign any of their rights or
             --------
obligations hereunder without the prior written consent of Secured Party.

      (I) Security Agreement as Financing Statement. A photographic copy or other reproduction of this Security Agreement may be used as a financing statement.

      (J) Governing Law. Except to the extent governed by applicable federal law, this Security Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without reference to choice of law doctrine.

      (K) Notices. All notices hereunder shall be delivered in accordance with the terms and conditions set forth in Section 14 of the MLA.

      (L) Severability. The determination that any term or provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other term or provision hereof.

      (M) Entire Agreement. This Security Agreement, together with all documents referred to herein, constitute the entire agreement between Debtors and Secured Party with respect to the matters addressed herein.

      (N) Changes in Applicable Law. The parties acknowledge their intent that, upon the occurrence and during the continuation of a Default, Secured Party shall receive, to the fullest extent permitted by applicable law and government policy (including, without limitation, the rules, regulations and policies of the FCC or any PUC), all rights necessary or desirable to obtain, use or sell the Collateral and to exercise all remedies available to it under this Security Agreement, the UCC as in effect in any applicable jurisdiction or other applicable law. The

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Loan No. ML0883T1

parties further acknowledge and agree that, in the event of changes in the law or governmental law occurring subsequent to the date hereof that affect in any manner Secured Party's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Secured Party to obtain such rights of access, use or sale, Secured Party and Debtors shall amend this Security Agreement in such manner as Secured Party shall reasonably request in order to provide Secured Party such rights to the greatest extent possible consistent with applicable law and governmental policy.

      (O) Termination; Reinstatement. This Security Agreement shall remain in full force and effect until (i) Secured Party has no further commitment or obligation to make advances to be secured hereby with respect to the Obligations, (ii) all Obligations have been paid in full and (iii) Secured Party has executed and delivered a written statement of termination. To the extent Debtors or any third party makes a payment or payments to Secured Party or Secured Party enforces its security interest or exercises any right of set off, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, or any combination of the foregoing, then, to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect, and this Security Agreement, if earlier terminated, shall be revived and continued in full force and effect, as if such payment or payments had not been made, or such enforcement or set off had not occurred.

      (P) Marshaling; Secured Party's Duties. Secured Party shall not be required to marshal any present or future security for (including but not limited to this Security Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Debtors hereby agree that they will not invoke any law relating to the marshaling of collateral, and to the extent that it lawfully may do so Debtors hereby irrevocably waive the benefits of all such laws. Except as otherwise provided by applicable law, Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.

      SECTION 9. Revised Article 9. The parties to this Security Agreement acknowledge and agree to the following provisions of this Security Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of Revised Article 9. For purposes of this Security Agreement, "Revised Article 9" shall mean the Revised Article 9 of the UCC in the form or substantially in the form included in the 1999 official text of the UCC as approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law.

      (A) In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of Debtors whether or not within the scope of Revised Article 9 including, without limitation, the following categories of assets as defined in Revised Article 9: goods

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Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

(including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If Debtors shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, Debtors shall immediately notify Secured Party in a writing signed by Debtors of the brief details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance reasonably satisfactory to Secured Party.

      (B) Secured Party may, at any time and from time to time, pursuant to the provisions of Section 4(D), file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of Debtors or words of similar effect and which contain any other information required by Revised Article 9 (including Part 5 thereof) for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Debtors are an organization, the type of organization and any organization identification number issued to Debtors. Debtors agree to furnish any such information to Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed by Secured Party on behalf of Debtors and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

      (C) Debtors shall, at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as Secured Party may reasonably request for Secured Party (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to Secured Party, of any bailee having possession of any of the Collateral that such bailee holds such Collateral for Secured Party, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in revised Sections 9-104, 9-105, 9-106 and 9-107 (or such other corresponding section) relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Secured Party, and (iii) otherwise to insure the continued perfection and priority of Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Revised Article 9 in any jurisdiction.

      (D) Nothing contained in this Section shall be construed to narrow the scope of Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of Secured Party hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

                       [Signatures follow on next page.]

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

Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

      IN WITNESS WHEREOF, Debtors have caused this Security Agreement to be executed and delivered and attached under seal, and Secured Party has caused this Security Agreement to be executed and delivered, each by their duly authorized officer(s) as of the date shown above.

INTERSTATE TELEPHONE COMPANY, as Debtor              GLOBE TELECOMMUNICATIONS, INC, as Debtor

By:                                                  By:
    --------------------------------------               --------------------------------------
    Name: _______________________________                Name: ________________________________
    Title: ______________________________                Title: _______________________________

Attest: _________________________________           Attest: ___________________________________
    Name: _______________________________                Name: ________________________________
    Title: ______________________________                Title: _______________________________

             [CORPORATE SEAL]                                        [CORPORATE SEAL]

                                      VALLEY TELEPHONE CO., INC., as Debtor


                                      By:
                                          -------------------------------------
                                          Name: _______________________________
                                          Title: ______________________________


                                      Attest:
                                              ---------------------------------
                                          Name: _______________________________
                                          Title: ______________________________

                                                    [CORPORATE SEAL]

                      [signatures continue on next page]

Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

                   [signatures continued from previous page]


                                     COBANK, ACB, as Secured Party


                                     By:
                                         -------------------------------------
                                         Rick Freeman, Vice President

Security Agreement/Globe/Interstate/Valley
Loan No. ML0883T1

                                  SCHEDULE A
                                  ----------

 Set forth below are the current locations (by parish or county and state) of each Debtor's inventory and equipment:

Globe Telecommunications, Inc.:
------------------------------

      Coweta County, Georgia
      Troup County, Georgia

Interstate Telephone Company:
----------------------------

      Chambers County, Alabama
      Troup County, Georgia

Valley Telephone Co., Inc.:
--------------------------

      Chambers County, Alabama
      Troup County, Georgia